Business Combination, Significant Transaction and Sale of Business - Schedule of Estimated Fair Values of the Assets Acquired and Liabilities at the Date of Acquisition (Details) - Acquisition of K.M.T. (M.H.) Technologies Communication Computer Ltd. (“KMT”) [Member]
$ in Thousands
Dec. 31, 2023 USD ($)
Schedule of Estimated Fair Values of the Assets Acquired and Liabilities at the Date of Acquisition [Line Items]
Net assets excluding $631 cash acquired	$ 197
Intangible assets	8,281
Non-controlling interests	(3,644)
Goodwill	9,410
Total assets acquired net of acquired cash	$ 14,244